UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WORLD WRESTLING ENTERTAINMENT INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

EXPLANATORY NOTE

On April 7, 2023, World Wrestling Entertainment, Inc. (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission in connection with its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). On May 12, 2023, the Company announced that its Annual Meeting has been adjourned to 1:00 p.m., Eastern Time on May 31, 2023. The Company is providing this supplement to broadly disseminate that information.

The information contained in the press release should be read in conjunction with the Proxy Statement.

WWE® TO ADJOURN ANNUAL MEETING UNTIL MAY 31, 2023

STAMFORD, Conn., May 12, 2023 – WWE (NYSE: WWE) announced that its Annual Meeting of Stockholders (the “Annual Meeting”), which is scheduled to be held at 1:00 p.m. Eastern Time on Thursday, May 18, 2023, will be adjourned immediately after it is convened until 1:00 p.m. Eastern Time on Wednesday, May 31, 2023. The record date will remain March 21, 2023 and shareholders of record as of the record date will continue to be entitled to vote at the reconvened Annual Meeting. Shareholders who have previously cast their votes do not need to vote again. Shareholders of record on the record date may virtually attend the reconvened meeting, including to vote and/or submit questions during the meeting. Prior to and during the pendency of the adjourned Annual Meeting, shareholders holding shares as of the record date, who have not yet voted, are encouraged to vote by Internet prior to 11:59 p.m. Eastern Time on Tuesday, May 30, 2023.

About WWE

WWE, a publicly traded company (NYSE: WWE), is an integrated media organization and recognized leader in global entertainment. The Company consists of a portfolio of businesses that create and deliver original content 52 weeks a year to a global audience. WWE is committed to family-friendly entertainment on its television programming, premium live events, digital media, and publishing platforms. WWE’s TV-PG programming can be seen in more than 1 billion homes worldwide in 30 languages through world-class distribution partners including NBCUniversal, FOX, BT Sport, Sony India, and Rogers. The award-winning WWE Network includes all premium live events, scheduled programming and a massive video-on-demand library and is currently available in more than 180 countries. In the United States, NBCUniversal’s streaming service, Peacock, is the exclusive home to WWE Network.

Additional information on WWE can be found at wwe.com and corporate.wwe.com.

Contacts:

Investors:	Seth Zaslow	Media:	Chris Legentil
	203-352-1026		203-352-8793
	seth.zaslow@wwecorp.com		chris.legentil@wwecorp.com

Trademarks: All WWE programming, talent names, images, likenesses, slogans, wrestling moves, trademarks, logos, and copyrights are the exclusive property of WWE and its subsidiaries. All other trademarks, logos and copyrights are the property of their respective owners.

Forward-Looking Statements: This press release, and oral statements made from time to time by our representatives, may contain forward-looking statements pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding our outlook regarding future financial results, the impact of recent changes to management and our board of directors (the “Board”); the timing and outcome of the Company’s media and other rights negotiations including major domestic programming licenses expected to be negotiated in 2023; the Company’s pending business combination with UFC; our plans to remediate identified material weaknesses in our disclosure control and procedures and our internal control over financial reporting; and regulatory, investigative or enforcement inquiries, subpoenas or demands arising from, related to, or in connection with these matters. The words “may,” “will,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect,” “outlook,” “target,” “goal,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These statements relate to future possible events, as well as our plans, objectives, expectations and intentions and are not historical facts and accordingly involve known and unknown risks and uncertainties and other factors that may cause the actual results or the performance by us to be materially different from expected future results or performance expressed or implied by any forward-looking statements.

These forward-looking statements are subject to uncertainties relating to, without limitation, the impact of actions by Mr. McMahon (who has a controlling interest in the Company due to his ownership of a substantial majority of our Class B common stock and whose interests could conflict with those of our Class A common stockholders), as well as the consummation of the pending business combination with UFC in the expected timeline or at all, in each case which could have adverse financial and operational impacts.

The following additional factors, among others, could cause actual results to differ materially from those contained in forward-looking statements: diversion of management’s time and attention due to the pending business combination with UFC; the possibility that neither WWE nor Endeavor will have sufficient cash at close to distribute to shareholders of the new public company (or that the amount of cash available for distribution will be less than what the parties expect); COVID-19, which may continue to affect negatively world economies as well as our industry, business and results of operations; a rapidly evolving and highly competitive media landscape; WWE Network; computer systems, content delivery and online operations of our Company and our business partners; privacy norms and regulations; our need to continue to develop creative and entertaining programs and events; our need to retain and continue to recruit key performers; the possibility of a decline in the popularity of our brand of sports entertainment; possible adverse changes in the regulatory atmosphere and related private sector initiatives; the highly competitive, rapidly changing and increasingly fragmented nature of the markets in which we operate and/or our inability to compete effectively, especially against competitors with greater financial resources or marketplace presence; uncertainties associated with international markets including possible disruptions and reputational risks; our difficulty or inability to promote and conduct our live events and/or other businesses if we do not comply with applicable regulations; our dependence on our intellectual property rights, our need to protect those rights, and the risks of our infringement of others’ intellectual property rights; potential substantial liability in the event of accidents or injuries occurring during our physically demanding events; large public events as well as travel to and from such events; our expansion into new or complementary businesses, strategic investments and/or acquisitions; our accounts receivable; the construction and move to our new leased corporate and media production headquarters; litigation and other actions, investigations or proceedings; a change in the tax laws of key jurisdictions; inflationary pressures and interest rate changes; our indebtedness including our convertible notes; our potential failure to meet market expectations for our financial performance; our share repurchase program; a substantial number of shares are eligible for sale by the McMahons and the sale, or the perception of possible sales, of those shares could cause our stock price to decline; and the volatility in trading prices of our Class A common stock. In addition, our dividend and share repurchases are dependent on a number of factors, including, among other things, our liquidity and historical and projected cash flow, strategic plan (including alternative uses of capital), our financial results and condition, contractual and legal restrictions, general economic and competitive conditions and such other factors as our Board may consider relevant.

Forward-looking statements made by the Company speak only as of the date made and are subject to change without any obligation on the part of the Company to update or revise them. Undue reliance should not be placed on these statements. For more information about risks and uncertainties associated with the Company’s business, please refer to any documents filed, or to be filed, by the Company with the SEC, including, but not limited to, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our annual reports on Form 10-K and 10-K/A and quarterly reports on Form 10-Q/A and Form 10-Q.